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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549



                                   Form 8-K



                                CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                               January 19, 2004
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               (Date of Report: Date of earliest event reported)


                                 Cordia Corporation
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           (Exact name of registrant as specified in its charter)


          Nevada                 33-23473                    112917728
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(State or other jurisdiction (Commission File Number) (IRS Employer ID No.)
 of incorporation)


             2500 Silverstar Road, Suite 500, Orlando, Florida 32804
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                    (Address of principal executive office)



Registrant's telephone number, including area code: 866-777-7777
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                                NA
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        (Former name or former address, if changed since last report)













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         ITEM 4. CHANGES IN REGISTRANTS CERTIFYING ACCOUNTANT

     On January 19, 2004, Cordia Corporation, a Nevada corporation engaged Lazar, Levine & Felix, LLP as its new principal independent accountants for its upcoming audit for the year ended December 2003. Cordia Corporation's previous independent accountant, Cipolla Sziklay, L.L.C. resigned effective January 7, 2004. Cordia has not consulted Lazar, Levine & Felix, LLP on any accounting issue prior to its engagement.

     Cordia has requested Cipolla Sziklay, L.L.C. and Lazar, Levine & Felix, LLP, to review the foregoing disclosure and provide a letter addressed to the Securities an Exchange Commission stating if they disagreed, wished to add additional information or clarification to the above disclosure.
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                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                         Cordia Corp.


                                         By: /s/
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Date: January 22, 2004                      Patrick Freeman, Chief Executive
                                             Officer, Duly Authorized Officer